SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2002



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


        Pennsylvania                 1-11459                  23-2758192
        ------------                 -------                  ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 5. OTHER EVENTS

     On April 24, 2002, PPL Corporation issued a press release regarding its results for the first quarter of 2002 and confirming its earnings forecast for 2002. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 - Press Release, dated April 24, 2002, regarding PPL Corporation's results for the first quarter 2002, and earnings forecast for 2002.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PPL CORPORATION


                                    By:    /s/ James E. Abel
                                         ------------------------------------
                                         James E. Abel
                                         Vice President-Finance and Treasurer



Dated: April 24, 2002